Exhibit 99.1

For Immediate Release

For more information:

Rex S. Schuette

Chief Financial Officer

(706) 781-2266

Rex_Schuette@ucbi.com

UNITED COMMUNITY BANKS, INC. REPORTS

EARNINGS OF $15.4 MILLION FOR FIRST QUARTER 2014

  Earnings per diluted share of 25 cents, up 14 percent from fourth quarter
  Loans up $27 million, or 2 percent annualized
  Core transaction deposits up $135 million, or 16 percent annualized
  All preferred stock redeemed
  All capital ratios remain strong

BLAIRSVILLE, GA – April 24, 2014 – United Community Banks, Inc. (NASDAQ: UCBI) (“United”) today reported net income of $15.4 million, or 25 cents per diluted share, for the first quarter of 2014. Earnings per share were up 14 percent from the fourth quarter, and 67 percent from the first quarter of 2013, reflecting a reduction in preferred stock dividends, reduced operating costs and a lower provision for loan losses.

“I am pleased with our first quarter progress and our outlook for the balance of 2014,” said Jimmy Tallent, president and chief executive officer. “We achieved steady loan growth and strong deposit growth, while controlling expenses.

“I am especially pleased that we redeemed the remaining $122 million in preferred stock, completing the final phase of our TARP and other preferred stock redemptions during the first quarter,” Tallent continued. “In total we redeemed $197 million in preferred stock, including $75 million in the fourth quarter, without issuing common equity that would have been dilutive to shareholders.

“The elimination of expensive preferred stock dividends had a positive impact on first quarter per share results,” Tallent added. “Longer-term, it will benefit our performance and the ability to execute our strategic plan.”

The first quarter provision for credit losses was $2.5 million, down $500,000 from the fourth quarter and down $8.5 million from the first quarter of 2013. First quarter net charge-offs were $4.04 million, compared with $4.44 million in the fourth quarter and $12.4 million a year ago. Nonperforming assets at quarter-end were $30.8 million, representing .42 percent of total assets. This was down slightly from the fourth quarter and down significantly from $112.7 million, or 1.65 percent of total assets, in the first quarter of 2013.

First quarter taxable equivalent net interest revenue totaled $54.2 million, down $1.71 million from the fourth quarter and down $405,000 from the first quarter of 2013. The first quarter taxable equivalent net interest margin was 3.21 percent, down five basis points from the fourth quarter and down 16 basis points from a year ago.

“The decline in net interest revenue was related primarily to two fewer days of interest accruals in the first quarter,” said Tallent. “Competitive loan pricing pressures continue, and we are sharply focused on growing loans and deposits to offset the impact and grow net interest revenue. We also remain committed to prudent interest rate risk management. To that end, 39 percent of our investment portfolio consists of floating-rate securities, compared with 41 percent at year-end 2013 and 34 percent in the first quarter of 2013.”

First quarter fee revenue totaled $12.2 million, down $1.34 million from the fourth quarter and $735,000 from a year earlier, primarily due to lower mortgage fees and lower customer swap fees in other fee revenue. Additionally, fourth quarter fee revenue included the recognition of $300,000 in gains on mutual fund investments. First quarter mortgage fees were down $359,000 from the fourth quarter and down $1.3 million from a year ago, reflecting slower mortgage refinancing activity related to rising long-term interest rates. Closed mortgage loans totaled $46 million in the first quarter, compared with $55.5 million in the fourth quarter and $70 million in the first quarter of 2013.

Operating expenses, excluding foreclosed property costs, were $38.9 million in the first quarter compared to $41.4 million in the fourth quarter of 2013 and $41.4 million a year ago. Expenses decreased in every category from fourth quarter totals, reflecting successful efforts to control operating costs. The most significant quarter-to-quarter decreases were $675,000 in professional fees and $451,000 in FDIC assessments and other regulatory charges, reflecting United’s improved credit quality. Salaries and employee benefits decreased $421,000, in part reflecting incentive compensation accrued in the fourth quarter for achievement of the 2013 performance targets.

Foreclosed property costs were $116,000 in the first quarter compared to $191,000 in the fourth quarter and $2.33 million a year ago. These costs have remained lower following the accelerated sales of classified assets in the second quarter of 2013.

On March 31, 2014, capital ratios were as follows: Tier 1 Risk-Based of 11.1 percent; Total Risk-Based of 12.3 percent; Tier 1 Common Risk-Based of 10.0 percent; Tier 1 Leverage of 8.0 percent; and Tangible Equity-to-Assets of 9.5 percent.

“We made good progress in the first quarter,” Tallent said. “A year ago our focus was resolving legacy credit-related problems, a major undertaking that has been completed. Other challenges have remained with regard to interest rates and the economic environment. But our team has kept expenses down and strengthened the business pipeline, and we have strategically added people and initiatives to drive revenue growth. Of particular note are the additions of senior talent to lead our Tennessee region, our specialized lending group, and our structured finance area. I believe we are on track to achieve our business targets and financial goals for the year.”

Conference Call

United will hold a conference call today, Thursday, April 24, 2014, at 11 a.m. ET to discuss the contents of this news release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 24926399. The conference call also will be webcast and can be accessed by selecting ‘Calendar of Events’ within the Investor Relations section of United’s website at www.ucbi.com.

About United Community Banks, Inc.

United Community Banks, Inc. (UCBI) is a bank holding company based in Blairsville, Georgia, with $7.4 billion in assets. The company's banking subsidiary, United Community Bank, is one of the Southeast region's largest full-service banks, operating 102 offices in Georgia, North Carolina, South Carolina and Tennessee. The bank specializes in providing personalized community banking services to individuals, small businesses and corporations. Services include a full range of consumer and commercial banking services including mortgage, advisory and treasury management products. United Community Bank is consistently recognized for its outstanding customer service by national survey organizations. Additional information about the company and the bank's full range of products and services can be found at www.ucbi.com.

Safe Harbor

This news release contains forward-looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United’s filings with the Securities and Exchange Commission including its 2013 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements” and “Risk Factors.” Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

# # #

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Selected Financial Information

						First
	2014	2013				Quarter
(in thousands, except per share	First	Fourth	Third	Second	First	2014-2013
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	Change
INCOME SUMMARY
Interest revenue	$60,495	$61,695	$61,426	$62,088	$62,114
Interest expense	6,326	5,816	7,169	7,157	7,540
Net interest revenue	54,169	55,879	54,257	54,931	54,574	(1)%
Provision for credit losses	2,500	3,000	3,000	48,500	11,000
Fee revenue	12,176	13,519	14,225	15,943	12,911	(6)
Total revenue	63,845	66,398	65,482	22,374	56,485
Operating expenses	39,050	41,614	40,097	48,823	43,770	(11)
Income (loss) before income taxes	24,795	24,784	25,385	(26,449)	12,715	95
Income tax expense (benefit)	9,395	8,873	9,885	(256,413)	950
Net income	15,400	15,911	15,500	229,964	11,765	31
Preferred dividends and discount accretion	439	2,912	3,059	3,055	3,052
Net income available to common shareholders	$14,961	$12,999	$12,441	$226,909	$8,713	72

PERFORMANCE MEASURES
Per common share:
Diluted income	$.25	$.22	$.21	$3.90	$.15	67
Book value	11.66	11.30	10.99	10.90	6.85	70
Tangible book value (2)	11.63	11.26	10.95	10.82	6.76	72

Key performance ratios:
Return on common equity (1)(3)	8.64%	7.52%	7.38%	197.22%	8.51%
Return on assets (3)	.85	.86	.86	13.34	.70
Net interest margin (3)	3.21	3.26	3.26	3.33	3.37
Efficiency ratio	59.05	60.02	58.55	68.89	64.97
Equity to assets	9.52	11.62	11.80	11.57 (4)	8.60
Tangible equity to assets (2)	9.50	11.59	11.76	11.53 (4)	8.53
Tangible common equity to assets (2)	9.22	8.99	9.02	8.79 (4)	5.66
Tangible common equity to risk-weighted assets (2)	13.57	13.17	13.34	13.16	8.45

ASSET QUALITY *
Non-performing loans	$25,250	$26,819	$26,088	$27,864	$96,006
Foreclosed properties	5,594	4,221	4,467	3,936	16,734
Total non-performing assets (NPAs)	30,844	31,040	30,555	31,800	112,740
Allowance for loan losses	75,223	76,762	80,372	81,845	105,753
Net charge-offs	4,039	4,445	4,473	72,408	12,384
Allowance for loan losses to loans	1.73%	1.77%	1.88%	1.95%	2.52%
Net charge-offs to average loans (3)	.38	.41	.42	6.87	1.21
NPAs to loans and foreclosed properties	.71	.72	.72	.76	2.68
NPAs to total assets	.42	.42	.42	.44	1.65

AVERAGE BALANCES ($ in millions)
Loans	$4,356	$4,315	$4,250	$4,253	$4,197	4
Investment securities	2,320	2,280	2,178	2,161	2,141	8
Earning assets	6,827	6,823	6,615	6,608	6,547	4
Total assets	7,384	7,370	7,170	6,915	6,834	8
Deposits	6,197	6,190	5,987	5,983	5,946	4
Shareholders’ equity	703	856	846	636	588	20
Common shares - basic (thousands)	60,059	59,923	59,100	58,141	58,081
Common shares - diluted (thousands)	60,061	59,925	59,202	58,141	58,081

AT PERIOD END ($ in millions)
Loans *	$4,356	$4,329	$4,267	$4,189	$4,194	4
Investment securities	2,302	2,312	2,169	2,152	2,141	8
Total assets	7,398	7,425	7,243	7,163	6,849	8
Deposits	6,248	6,202	6,113	6,012	6,026	4
Shareholders’ equity	704	796	852	829	592	19
Common shares outstanding (thousands)	60,092	59,432	59,412	57,831	57,767

(1)  Net income available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).  (2)  Excludes effect of acquisition related intangibles and associated amortization.  (3)  Annualized.  (4)  Calculated as of period-end.

* Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information

	2014	2013
(in thousands, except per share	First	Fourth	Third	Second	First
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter
Interest revenue reconciliation
Interest revenue - taxable equivalent	$60,495	$61,695	$61,426	$62,088	$62,114
Taxable equivalent adjustment	(357)	(380)	(370)	(368)	(365)
Interest revenue (GAAP)	$60,138	$61,315	$61,056	$61,720	$61,749

Net interest revenue reconciliation
Net interest revenue - taxable equivalent	$54,169	$55,879	$54,257	$54,931	$54,574
Taxable equivalent adjustment	(357)	(380)	(370)	(368)	(365)
Net interest revenue (GAAP)	$53,812	$55,499	$53,887	$54,563	$54,209

Total revenue reconciliation
Total operating revenue	$63,845	$66,398	$65,482	$22,374	$56,485
Taxable equivalent adjustment	(357)	(380)	(370)	(368)	(365)
Total revenue (GAAP)	$63,488	$66,018	$65,112	$22,006	$56,120

Income (loss) before taxes reconciliation
Income (loss) before taxes	$24,795	$24,784	$25,385	$(26,449)	$12,715
Taxable equivalent adjustment	(357)	(380)	(370)	(368)	(365)
Income (loss) before taxes (GAAP)	$24,438	$24,404	$25,015	$(26,817)	$12,350

Income tax expense (benefit) reconciliation
Income tax expense (benefit)	$9,395	$8,873	$9,885	$(256,413)	$950
Taxable equivalent adjustment	(357)	(380)	(370)	(368)	(365)
Income tax expense (benefit) (GAAP)	$9,038	$8,493	$9,515	$(256,781)	$585

Book value per common share reconciliation
Tangible book value per common share	$11.63	$11.26	$10.95	$10.82	$6.76
Effect of goodwill and other intangibles	.03	.04	.04	.08	.09
Book value per common share (GAAP)	$11.66	$11.30	$10.99	$10.90	$6.85

Average equity to assets reconciliation
Tangible common equity to assets	9.22%	8.99%	9.02%	8.79%	5.66%
Effect of preferred equity	.28	2.60	2.74	2.74	2.87
Tangible equity to assets	9.50	11.59	11.76	11.53	8.53
Effect of goodwill and other intangibles	.02	.03	.04	.04	.07
Equity to assets (GAAP)	9.52%	11.62%	11.80%	11.57%	8.60%

Tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets	13.57%	13.17%	13.34%	13.16%	8.45%
Effect of other comprehensive income	.36	.39	.49	.29	.49
Effect of deferred tax limitation	(3.91)	(4.25)	(4.72)	(4.99)	-
Effect of trust preferred	1.03	1.04	1.09	1.11	1.15
Effect of preferred equity	-	2.38	4.01	4.11	4.22
Tier I capital ratio (Regulatory)	11.05%	12.73%	14.21%	13.68%	14.31%

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End (1)

	2014	2013				Linked	Year over
	First	Fourth	Third	Second	First	Quarter	Year
(in millions)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	Change
LOANS BY CATEGORY
Owner occupied commercial RE	$1,142	$1,134	$1,129	$1,119	$1,130	$8	$12
Income producing commercial RE	624	623	614	629	674	1	(50)
Commercial & industrial	495	472	457	437	454	23	41
Commercial construction	148	149	137	133	152	(1)	(4)
Total commercial	2,409	2,378	2,337	2,318	2,410	31	(1)
Residential mortgage	866	875	888	876	850	(9)	16
Home equity lines of credit	447	441	421	402	396	6	51
Residential construction	318	328	318	332	372	(10)	(54)
Consumer installment	316	307	303	261	166	9	150
Total loans	$4,356	$4,329	$4,267	$4,189	$4,194	27	162

LOANS BY MARKET
North Georgia	$1,205	$1,240	$1,262	$1,265	$1,363	(35)	(158)
Atlanta MSA	1,290	1,275	1,246	1,227	1,262	15	28
North Carolina	563	572	575	576	575	(9)	(12)
Coastal Georgia	425	423	421	397	398	2	27
Gainesville MSA	262	255	253	256	259	7	3
East Tennessee	272	280	277	282	282	(8)	(10)
South Carolina / Corporate	131	88	47	34	-	43	131
Other (2)	208	196	186	152	55	12	153
Total loans	$4,356	$4,329	$4,267	$4,189	$4,194	27	162

RESIDENTIAL CONSTRUCTION
Dirt loans
Acquisition & development	$37	$39	$40	$42	$57	(2)	(20)
Land loans	37	38	35	36	42	(1)	(5)
Lot loans	159	166	167	173	188	(7)	(29)
Total	233	243	242	251	287	(10)	(54)

House loans
Spec	19	23	30	34	40	(4)	(21)
Sold	66	62	46	47	45	4	21
Total	85	85	76	81	85	-	-
Total residential construction	$318	$328	$318	$332	$372	(10)	(54)

(1) Excludes total loans of $19.3 million, $20.3 million, $23.3 million, $25.7 million and $28.3 million as of March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively, that are covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank. (2) Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality (1)

	First Quarter 2014			Fourth Quarter 2013			Third Quarter 2013
	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total
(in thousands)	Loans	Properties	NPAs	Loans	Properties	NPAs	Loans	Properties	NPAs
NONPERFORMING ASSETS BY CATEGORY
Owner occupied CRE	$3,868	$1,167	$5,035	$5,822	$832	$6,654	$6,358	$591	$6,949
Income producing CRE	1,278	1,645	2,923	2,518	-	2,518	1,657	139	1,796
Commercial & industrial	822	-	822	427	-	427	609	-	609
Commercial construction	479	-	479	361	-	361	343	376	719
Total commercial	6,447	2,812	9,259	9,128	832	9,960	8,967	1,106	10,073
Residential mortgage	13,307	2,146	15,453	11,730	2,684	14,414	11,335	1,679	13,014
Home equity lines of credit	1,106	362	1,468	1,448	389	1,837	1,169	475	1,644
Residential construction	3,805	274	4,079	4,264	316	4,580	4,097	1,207	5,304
Consumer installment	585	-	585	249	-	249	520	-	520
Total NPAs	$25,250	$5,594	$30,844	$26,819	$4,221	$31,040	$26,088	$4,467	$30,555
Balance as a % of
Unpaid Principal	65.8%	53.9%	63.2%	65.3%	44.5%	61.4%	61.6%	41.5%	57.6%

NONPERFORMING ASSETS BY MARKET
North Georgia	$12,166	$2,058	$14,224	$12,352	$2,494	$14,846	$13,652	$1,726	$15,378
Atlanta MSA	2,916	904	3,820	2,830	684	3,514	3,096	1,026	4,122
North Carolina	6,501	866	7,367	6,567	683	7,250	5,680	762	6,442
Coastal Georgia	800	1,607	2,407	2,342	173	2,515	995	928	1,923
Gainesville MSA	1,145	-	1,145	928	-	928	1,036	-	1,036
East Tennessee	1,428	159	1,587	1,800	187	1,987	1,629	25	1,654
South Carolina / Corporate	-	-	-	-	-	-	-	-	-
Other (3)	294	-	294	-	-	-	-	-	-
Total NPAs	$25,250	$5,594	$30,844	$26,819	$4,221	$31,040	$26,088	$4,467	$30,555

NONPERFORMING ASSETS ACTIVITY
Beginning Balance	$26,819	$4,221	$31,040	$26,088	$4,467	$30,555	$27,864	$3,936	$31,800
Loans placed on non-accrual	9,303	-	9,303	11,043	-	11,043	9,959	-	9,959
Payments received	(1,666)	-	(1,666)	(1,688)	-	(1,688)	(3,601)	-	(3,601)
Loan charge-offs	(4,839)	-	(4,839)	(4,621)	-	(4,621)	(5,395)	-	(5,395)
Foreclosures	(4,367)	4,367	-	(4,003)	4,003	-	(2,739)	2,739	-
Capitalized costs	-	-	-	-	-	-	-	7	7
Property sales	-	(3,238)	(3,238)	-	(4,684)	(4,684)	-	(2,534)	(2,534)
Write downs	-	(277)	(277)	-	(326)	(326)	-	(329)	(329)
Net gains (losses) on sales	-	521	521	-	761	761	-	648	648
Ending Balance	$25,250	$5,594	$30,844	$26,819	$4,221	$31,040	$26,088	$4,467	$30,555

	First Quarter 2014		Fourth Quarter 2013		Third Quarter 2013
		Net Charge-		Net Charge-		Net Charge-
		Offs to		Offs to		Offs to
	Net	Average	Net	Average	Net	Average
(in thousands)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)
NET CHARGE-OFFS BY CATEGORY
Owner occupied CRE	$278.10%		$1,638.57%		$1,641.58%
Income producing CRE	205.13		320.21		216.14
Commercial & industrial	421.35		(149)	(.13)	136.12
Commercial construction	-	-	(9)	(.02)	133.39
Total commercial	904.15		1,800.30		2,126.36
Residential mortgage	1,515.71		1,426.64		693.31
Home equity lines of credit	993.90		417.38		382.37
Residential construction	212.27		327.40		1,072	1.31
Consumer installment	415.54		475.62		200.28
Total	$4,039.38		$4,445.41		$4,473.42

NET CHARGE-OFFS BY MARKET
North Georgia	$1,272.42%		$1,603.51%		$2,090.66%
Atlanta MSA	1,232.39		636.20		1,013.33
North Carolina	577.41		1,104.76		704.49
Coastal Georgia	512.49		345.33		139.14
Gainesville MSA	141.22		346.54		97.15
East Tennessee	239.35		323.46		359.51
South Carolina / Corporate	-	-	-	-	-	-
Other (3)	66.14		88.20		71.17
Total	$4,039.38		$4,445.41		$4,473.42

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

(2) Annualized.

(3) Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.
Consolidated Statement of Income (Unaudited)
	Three Months Ended
	March 31,
(in thousands, except per share data)	2014	2013

Interest revenue:
Loans, including fees	$47,688	$50,935
Investment securities, including tax exempt of $188 and $212	11,607	9,944
Deposits in banks and short-term investments	843	870
Total interest revenue	60,138	61,749

Interest expense:
Deposits:
NOW	440	454
Money market	563	562
Savings	20	36
Time	1,771	3,291
Total deposit interest expense	2,794	4,343
Short-term borrowings	840	516
Federal Home Loan Bank advances	58	19
Long-term debt	2,634	2,662
Total interest expense	6,326	7,540
Net interest revenue	53,812	54,209
Provision for credit losses	2,500	11,000
Net interest revenue after provision for credit losses	51,312	43,209

Fee revenue:
Service charges and fees	7,898	7,403
Mortgage loan and other related fees	1,354	2,655
Brokerage fees	1,177	767
Securities gains, net	217	116
Other	1,530	1,970
Total fee revenue	12,176	12,911
Total revenue	63,488	56,120

Operating expenses:
Salaries and employee benefits	24,396	23,592
Communications and equipment	3,239	3,046
Occupancy	3,378	3,367
Advertising and public relations	626	938
Postage, printing and supplies	776	863
Professional fees	1,427	2,366
Foreclosed property	116	2,333
FDIC assessments and other regulatory charges	1,353	2,505
Amortization of intangibles	387	705
Other	3,352	4,055
Total operating expenses	39,050	43,770
Net income before income taxes	24,438	12,350
Income tax expense	9,038	585
Net income	15,400	11,765
Preferred stock dividends and discount accretion	439	3,052
Net income available to common shareholders	$14,961	$8,713

Earnings per common share
Basic	$.25	$.15
Diluted	.25	.15
Weighted average common shares outstanding
Basic	60,059	58,081
Diluted	60,061	58,081

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheet (Unaudited)
	March 31,	December 31,	March 31,
(in thousands, except share and per share data)	2014	2013	2013

ASSETS
Cash and due from banks	$52,813	$71,230	$57,638
Interest-bearing deposits in banks	110,529	119,669	107,390
Short-term investments	49,999	37,999	82,000
Cash and cash equivalents	213,341	228,898	247,028
Securities available for sale	1,837,676	1,832,217	1,909,426
Securities held to maturity (fair value $473,136, $485,585 and $247,087)	464,697	479,742	231,087
Mortgage loans held for sale	10,933	10,319	18,290
Loans, net of unearned income	4,355,708	4,329,266	4,193,560
Less allowance for loan losses	(75,223)	(76,762)	(105,753)
Loans, net	4,280,485	4,252,504	4,087,807
Assets covered by loss sharing agreements with the FDIC	21,353	22,882	42,096
Premises and equipment, net	161,540	163,589	168,036
Bank owned life insurance	80,790	80,670	82,114
Accrued interest receivable	18,572	19,598	18,302
Intangible assets	3,093	3,480	4,805
Foreclosed property	5,594	4,221	16,734
Net deferred tax asset	243,683	258,518	-
Derivative financial instruments	21,563	23,833	601
Other assets	34,917	44,948	23,042
Total assets	$7,398,237	$7,425,419	$6,849,368
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$1,471,781	$1,388,512	$1,298,425
NOW	1,392,863	1,427,939	1,281,454
Money market	1,235,429	1,227,575	1,165,836
Savings	270,910	251,125	243,347
Time:
Less than $100,000	833,188	892,961	1,019,396
Greater than $100,000	572,889	588,689	685,174
Brokered	470,481	424,704	332,220
Total deposits	6,247,541	6,201,505	6,025,852
Short-term borrowings	123,075	53,241	51,999
Federal Home Loan Bank advances	50,125	120,125	125
Long-term debt	129,865	129,865	124,825
Derivative financial instruments	42,309	46,232	14,556
Unsettled securities purchases	63,999	29,562	-
Accrued expenses and other liabilities	37,593	49,174	39,793
Total liabilities	6,694,507	6,629,704	6,257,150
Shareholders’ equity:
Preferred stock, $1 par value; 10,000,000 shares authorized;
Series A; $10 stated value; 0, 0 and 21,700 shares issued and outstanding	-	-	217
Series B; $1,000 stated value; 0, 105,000 and 180,000 shares issued and outstanding	-	105,000	178,937
Series D; $1,000 stated value; 0, 16,613 and 16,613 shares issued and outstanding	-	16,613	16,613
Common stock, $1 par value; 100,000,000 shares authorized;
50,011,094, 46,243,345 and 43,063,761 shares issued and outstanding	50,011	46,243	43,064
Common stock, non-voting, $1 par value; 30,000,000 shares authorized;
10,080,787, 13,188,206 and 14,703,636 shares issued and outstanding	10,081	13,188	14,704
Common stock issuable; 237,763, 241,832 and 133,469 shares	3,840	3,930	2,726
Capital surplus	1,091,696	1,078,676	1,059,222
Accumulated deficit	(433,130)	(448,091)	(700,440)
Accumulated other comprehensive loss	(18,768)	(19,844)	(22,825)
Total shareholders’ equity	703,730	795,715	592,218
Total liabilities and shareholders’ equity	$7,398,237	$7,425,419	$6,849,368

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended March 31,

	2014			2013
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$4,355,572	$47,868	4.46%	$4,196,757	$51,000	4.93%
Taxable securities (3)	2,300,316	11,419	1.99	2,119,085	9,732	1.84
Tax-exempt securities (1)(3)	20,173	308	6.11	21,733	347	6.39
Federal funds sold and other interest-earning assets	150,841	900	2.39	209,674	1,035	1.97

Total interest-earning assets	6,826,902	60,495	3.58	6,547,249	62,114	3.84
Non-interest-earning assets:
Allowance for loan losses	(77,491)			(110,941)
Cash and due from banks	62,054			64,294
Premises and equipment	162,788			169,280
Other assets (3)	410,175			164,250
Total assets	$7,384,428			$6,834,132

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,416,119	440.13		$1,303,308	454.14
Money market	1,376,993	563.17		1,257,409	562.18
Savings	259,548	20.03		234,110	36.06
Time less than $100,000	877,695	1,013.47		1,039,707	1,749.68
Time greater than $100,000	578,190	918.64		694,553	1,477.86
Brokered time deposits	287,979	(160)	(.23)	175,128	65.15
Total interest-bearing deposits	4,796,524	2,794.24		4,704,215	4,343.37

Federal funds purchased and other borrowings	112,583	840	3.03	72,157	516	2.90
Federal Home Loan Bank advances	125,069	58.19		33,069	19.23
Long-term debt	129,865	2,634	8.23	124,816	2,662	8.65
Total borrowed funds	367,517	3,532	3.90	230,042	3,197	5.64

Total interest-bearing liabilities	5,164,041	6,326.50		4,934,257	7,540.62
Non-interest-bearing liabilities:
Non-interest-bearing deposits	1,400,619			1,241,527
Other liabilities	116,667			70,839
Total liabilities	6,681,327			6,246,623
Shareholders’ equity	703,101			587,509
Total liabilities and shareholders’ equity	$7,384,428			$6,834,132

Net interest revenue		$54,169			$54,574
Net interest-rate spread			3.08%			3.22%

Net interest margin (4)			3.21%			3.37%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans.  The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)
Securities available for sale are shown at amortized cost.  Pretax unrealized losses of $4.6 million in 2014 and pretax unrealized gains of $17.1 million in 2013 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.